UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2021

ORCHARD THERAPEUTICS PLC

(Exact name of Registrant as Specified in Its Charter)

England and Wales	001-38722	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Cannon Street

London EC4N 6EU

United Kingdom

(Address of Principal Executive Offices; Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 203 808 8286

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value £0.10 per share	ORTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

Pursuant to that certain Director Nomination Agreement (the “Nomination Agreement”), dated October 18, 2018, by and between Orchard Therapeutics plc (the “Company”) and Glaxo Group Limited (“GSK”), the Company agreed to nominate and appoint a designee of GSK to the Company’s Board of Directors (the “Board”), initially Jon Ellis, Ph.D., until such time as the Company obtains marketing approval and commercially launches OTL-200 for metachromatic leukodystrophy (“MLD”). On April 8, 2021, in accordance with the Nomination Agreement, the Company received notice from GSK of its decision to withdraw from the Nomination Agreement, and that the Nomination Agreement shall be terminated, effective upon the conclusion of the Company’s 2021 Annual General Meeting of Shareholders to be held on June 16, 2021 (the “Annual Meeting”). As disclosed below, Dr. Ellis has decided not to stand for reelection at the Annual Meeting, and GSK has waived its right to nominate a director nominee.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2021, Dr. Ellis provided notice to the Company of his intent not to stand for reelection at the Annual Meeting. Dr. Ellis will continue to serve on the Board until the conclusion of the Annual Meeting, when his current term will expire. Dr. Ellis will also resign from his position as member of the Audit Committee of the Board, effective upon the conclusion of the Annual Meeting. Dr. Ellis’ decision to not stand for reelection was not related to any disagreement with the Company on any matter relating to its operations, policies, practices or any issues regarding financial disclosures, accounting or legal matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHARD THERAPEUTICS PLC

Date: April 14, 2021	By:	/s/ Frank E. Thomas
Frank E. Thomas
President and Chief Operating Officer